Note 2 - Summary of significant accounting policies: Income taxes (Details) - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Details
Income Tax Examination, Description	with a tax examination being presumed to occur. The amount recognized is the largest amount of tax benefit that is greater than 50% likely of being realized on examination. For tax positions not meeting the “more likely than not” test, no tax benefit is recorded
Unrecognized Tax Benefits	$ 271,302	$ 240,930
Interest Payable, Current	0	78,894	$ 0
Income Tax Examination, Penalties and Interest Accrued	$ 0	$ 0	$ 0